Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS [ ] APRIL 30, 2002

Dear Shareholder:
During the six-month period ended April 30, 2002, the U.S. economy began to recover from recession and the aftermath of September 11. Consumer spending and rebuilding of business inventories led an economic rebound in the first quarter of 2002. In spite of April's six percent unemployment rate, the relatively mild recession, which began in March 2001, is widely regarded as having ended.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's aggressive monetary policy cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives after the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields increased. Demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve Chairman Alan Greenspan's comments that the Fed would take a go-slow approach to tightening monetary policy.


Municipal Market Conditions
The yield on the 30-year insured municipal bond index, which reached a low of
5.04 percent in October 2001, increased to 5.45 percent in March. As the Fed's outlook shifted to neutral, the index yield declined to 5.30 percent in April. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 335 basis points versus 240 basis points last April.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped to 104 percent in October 2001. By the end of April the ratio had returned to 94 percent. In the 10-year-maturity range, the ratio declined from 95 percent in October to 85 percent in April.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first four months of 2002 reached $87 billion.

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued

                      30-Year Bond Yields
                           1997-2002

     Date       AAA Ins         Tsy           % Relationship
     12/31/96      5.60           6.63              84.46%
      1/31/97      5.70           6.79              83.95%
      2/28/97      5.65           6.80              83.09%
      3/31/97      5.90           7.10              83.10%
      4/30/97      5.75           6.94              82.85%
      5/31/97      5.65           6.91              81.77%
      6/30/97      5.60           6.78              82.60%
      7/31/97      5.25           6.29              83.47%
      8/31/97      5.48           6.61              82.90%
      9/30/97      5.40           6.40              84.38%
     10/31/97      5.35           6.15              86.99%
     11/30/97      5.30           6.05              87.60%
     12/31/97      5.15           5.92              86.99%
      1/31/98      5.15           5.80              88.79%
      2/28/98      5.20           5.92              87.84%
      3/31/98      5.25           5.93              88.53%
      4/30/98      5.35           5.95              89.92%
      5/31/98      5.20           5.80              89.66%
      6/30/98      5.20           5.65              92.04%
      7/31/98      5.18           5.71              90.72%
      8/31/98      5.03           5.27              95.45%
      9/30/98      4.95           5.00              99.00%
     10/31/98      5.05           5.16              97.87%
     11/30/98      5.00           5.06              98.81%
     12/31/98      5.05           5.10              99.02%
      1/31/99      5.00           5.09              98.23%
      2/28/99      5.10           5.58              91.40%
      3/31/99      5.15           5.63              91.47%
      4/30/99      5.20           5.66              91.87%
      5/31/99      5.30           5.83              90.91%
      6/30/99      5.47           5.96              91.78%
      7/31/99      5.55           6.10              90.98%
      8/31/99      5.75           6.06              94.88%
      9/30/99      5.85           6.05              96.69%
     10/31/99      6.03           6.16              97.89%
     11/30/99      6.00           6.29              95.39%
     12/31/99      5.97           6.48              92.13%
      1/31/00      6.18           6.49              95.22%
      2/29/00      6.04           6.14              98.37%
      3/31/00      5.82           5.83              99.83%
      4/30/00      5.91           5.96              99.16%
      5/31/00      5.91           6.01              98.34%
      6/30/00      5.84           5.90              98.98%
      7/31/00      5.73           5.78              99.13%
      8/31/00      5.62           5.67              99.12%
      9/30/00      5.74           5.89              97.45%
     10/31/00      5.65           5.79              97.58%
     11/30/00      5.55           5.61              98.93%
     12/31/00      5.27           5.46              96.52%
      1/31/01      5.30           5.50              96.36%
      2/28/01      5.27           5.31              99.25%
      3/31/01      5.26           5.44              96.69%
      4/30/01      5.45           5.79              94.13%
      5/31/01      5.40           5.75              93.91%
      6/30/01      5.35           5.76              92.88%
      7/31/01      5.16           5.52              93.48%
      8/31/01      5.07           5.37              94.41%
      9/30/01      5.20           5.42              95.94%
     10/31/01      5.04           4.87             103.49%
     11/30/01      5.17           5.29              97.73%
     12/31/01      5.36           5.47              97.99%
      1/31/02      5.22           5.43              96.13%
      2/28/02      5.14           5.42              94.83%
      3/31/02      5.43           5.80              93.62%
      4/30/02      5.30           5.59              94.81%

Source: Municipal Market Data -- A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance
During the six-month period ended April 30, 2002, the net asset value (NAV) of Morgan Stanley Insured Municipal Bond Trust (IMB) decreased from $15.70 to $15.27 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.405 per share and capital gains distributions totaling $0.138 per share, the Trust's total NAV return was 1.11 percent. IMB's value on the New York Stock Exchange (NYSE) decreased from $14.29 to $14.20 per share during this period. Based on this change, plus reinvestment of dividends and distributions, IMB's total market return was 3.30 percent. As of April 30, 2002, IMB's share price was at a 7.01 percent discount to its NAV.

Monthly dividends for the second quarter of 2002, declared in March, were unchanged at $0.0675 per share. The Trust's level of undistributed net investment income was $0.158 per share on April 30, 2002, versus $0.128 per share six months earlier. Current earnings continued to benefit from lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS [ ] APRIL 30, 2002 CONTINUED

Portfolio Structure
The Trust's total net assets of $101.4 million were diversified among 12 long-term sectors and 47 credits. At the end of April, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest-rate changes, was 8.2 years. The accompanying charts provide current information on the portfolio's credit enhancements, maturity distribution, sector allocation and geographic concentration. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.


The Impact of Leveraging
As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. The Trust has one ARPS series totaling $30 million and representing 30 percent of total net assets. The yield on the series, which has an annual auction maturing in July 2002, was 2.80 percent.


Looking Ahead
The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS [ ] APRIL 30, 2002 continued

purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2002 the Trust purchased and retired 75,100 shares of common stock at a weighted average market discount of 7.85 percent.

We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and Robert W. Wimmel joined James F. Willison as portfolio managers for the Trust.

We appreciate your ongoing support of Morgan Stanley Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo                   /s/ Mitchell M. Merin
--------------------------                   ---------------------
Charles A. Fiumefreddo                       Mitchell M. Merin
Chairman of the Board                        President

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS [ ] APRIL 30, 2002 continued


LARGEST SECTORS  AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)

[GRAPHIC OMITTED]

WATER & SEWER                                    24%
TRANSPORTATION                                   21%
PUBLIC FACILITIES                                12%
ELECTRIC                                          9%
REFUNDED                                          7%
GENERAL OBLIGATION                                6%
MORTGAGE                                          6%
HOSPITAL                                          5%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

CREDIT ENHANCEMENTS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)

[GRAPHIC OMITTED]

MBIA                                             32%
FGIC                                             25%
AMBAC                                            24%
FSA                                              16%
U.S. GOV'T BACKED                                 3%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)





[GRAPHIC OMITTED]

                                                              WEIGHTED AVEREAGE
                                                              MATURITY: 20 YEARS

                   0.0%     8.3%     46.7%     34.7%      10.3%
--------------------------------------------------------------------------------
                   1-5     5-10     10-20      20-30       30 +
                  YEARS    YEARS    YEARS      YEARS      YEARS

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS [ ] APRIL 30, 2002 CONTINUED


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2002


[GRAPHIC OMITTED]

                                                             WEIGHTED AVERAGE
                                                        CALL PROTECTION: 7 YEARS

                                PERCENT CALLABLE


  12%     0%     0%     5%     11%     1%     1%     17%    30%    17%    6%
--------------------------------------------------------------------------------
 2002   2003   2004    2005   2006    2007   2008   2009   2010   2011  2012+

                              YEARS BONDS CALLABLE


                                                                WEIGHTED AVERAGE
                                                                BOOK YIELD: 5.9%


                               COST (BOOK) YIELD*


 7.0%                  6.2%   6.2%    5.6%   5.3%   5.7%   5.7%   5.3%    5.8%
--------------------------------------------------------------------------------
 2002   2003   2004    2005   2006    2007   2008   2009   2010   2011   2012+



* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE TRUST'S OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 7.0% ON 12% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS [ ] APRIL 30, 2002 continued



                        Geographic Summary of Investments
             Based on Market Value as a Percent of Total Investments



Alaska ...........     2.6%  Indiana ................     3.6%
Arizona ..........     2.2   Kansas .................     3.4
Colorado .........     3.1   Michigan ...............     4.6
Florida ..........     9.3   Missouri ...............     5.2
Georgia ..........     5.5   Nevada .................     3.0
Hawaii ...........     3.1   New Hampshire ..........     5.1
Illinois .........     8.1   New Jersey .............     3.9



 New Mexico ..............     1.0%  South Carolina ........     6.7%
 New York ................     8.9   Texas .................     3.6
 North Carolina ..........     1.0   Virginia ..............     6.3
 Ohio ....................     2.0   Joint Exemptions*......    (1.1)
 Oregon ..................     1.7                             -----
 Pennsylvania ............     4.1
 Puerto Rico .............     3.1   Total .................   100.0%
                                                               =====

----------------
* Joint exemptions have been included in each geographic location.

Morgan Stanley Insured Municipal Bond Trust
PORTFOLIO OF INVESTMENTS [ ] APRIL 30, 2002 (UNAUDITED)


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE          VALUE
-----------                                                                              ----------  ----------- --------------
              Tax-Exempt Municipal Bonds (136.1%)
              General Obligation (8.8%)
 $   2,000    North Slope Borough, Alaska, Ser 2000 B (MBIA) ...........................    0.00 %     06/30/11   $ 1,302,920
     2,000    Hawaii Ser 2001 (FGIC) ...................................................    5.375      08/01/18     2,068,340
              Illinois,
     1,400      Ser 2000 (MBIA) ........................................................    5.75       12/01/17     1,500,772
     1,300      Ser 2000 (MBIA) ........................................................    5.75       12/01/18     1,388,842
 ---------                                                                                                        -----------
     6,700                                                                                                          6,260,874
 ---------                                                                                                        -----------

              Educational Facilities Revenue (5.6%)
     2,000    New Hampshire Health & Education Facilities Authority,
                University of New Hampshire Ser 2001 (Ambac) ...........................    5.125      07/01/33     1,940,820
     2,000    New York State Dormitory Authority, St John's University Ser 1996
 ---------      (MBIA) .................................................................    5.70       07/01/26     2,071,240
                                                                                                                  -----------
     4,000                                                                                                          4,012,060
 ---------                                                                                                        -----------

              Electric Revenue (12.5%)
     1,400    Alaska Industrial Development & Export Authority, Snettisham
                Hydroelectric 1st Ser (AMT) (Ambac) ....................................    5.00       01/01/27     1,322,230
     2,680    Wyandotte County, Kansas, Kansas City Utility Ser 1998 (MBIA) ............    4.50       09/01/28     2,377,991
     3,000    Long Island Power Authority, New York, Ser 2000 A (FSA) ..................    0.00       06/01/20     1,183,410
     3,000    Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser
                (FGIC) .................................................................    6.50       01/01/11     3,064,950
     1,000    South Carolina Public Service Authority, 1997 Refg Ser A (MBIA) ..........    5.00       01/01/29       955,980
 ---------                                                                                                        -----------
    11,080                                                                                                          8,904,561
 ---------                                                                                                        -----------

              Hospital Revenue (7.3%)
     2,000    Mesa Industrial Development Authority, Arizona, Discovery Health
                Ser 1999 A (MBIA) ......................................................    5.875      01/01/16     2,175,840
     2,000    University of Missouri, Health Ser 1996 A (Ambac) ........................    5.50       11/01/16     2,077,400
     1,000    University of North Carolina, Hospitals at Chapel Hill Ser 1999
                (Ambac) ................................................................    5.00       02/15/24       981,700
 ---------                                                                                                        -----------
     5,000                                                                                                          5,234,940
 ---------                                                                                                        -----------

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
PORTFOLIO OF INVESTMENTS [ ] APRIL 30, 2002 (UNAUDITED) continued


 PRINCIPAL
 AMOUNT IN                                                                             COUPON       MATURITY
 THOUSANDS                                                                              RATE          DATE          VALUE
-----------                                                                          ------------  ----------- -------------
              Industrial Development/Pollution Control Revenue (6.5%)
  $ 2,500     Jasper County, Indiana, Northern Indiana Public Service Co
                Collateralized Ser 1991 (MBIA) .....................................    7.10 %       07/01/17    $2,579,125
    1,000     Rockport, Indiana, Indiana & Michigan Power Co Ser B
                (Secondary FGIC) ...................................................    7.60         03/01/16     1,032,900
    1,000     Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) .........    7.00         06/01/31     1,031,750
  -------                                                                                                        ----------
    4,500                                                                                                         4,643,775
  -------                                                                                                        ----------

              Mortgage Revenue - Multi-Family (4.4%)
    2,955     New York State Housing Finance Agency, 1996 Ser A Refg (FSA) .........    6.10         11/01/15     3,158,127
  -------                                                                                                        ----------

              Mortgage Revenue - Single Family (4.2%)
    1,000     New Jersey Housing Mortgage Finance Agency, Home Buyer
                Ser 2000 CC (AMT) (MBIA) ...........................................    5.875        10/01/31     1,018,210
    2,000     Virginia Housing Development Authority, 2001 Ser J (MBIA) ............    5.20         07/01/19     2,008,540
  -------                                                                                                        ----------
    3,000                                                                                                         3,026,750
  -------                                                                                                        ----------

              Public Facilities Revenue (11.2%)
    3,000     Denver, Colorado, Civic Center Office Building Ser 2000 B COPs
                (Ambac) ............................................................    5.50         12/01/21     3,122,280
    3,000     Broward County School Board, Florida, Ser 2001 A COPs (FSA) ..........    5.00         07/01/26     2,917,770
    2,000     Miami-Dade County School Board, Florida, Ser 2001 A COPs (MBIA) ......    5.00         05/01/31     1,931,720
  -------                                                                                                        ----------
    8,000                                                                                                         7,971,770
  -------                                                                                                        ----------

              Public Facilities Revenue - Recreational (4.7%)
    1,250     College Park Business & Industrial Development Authority,
              Georgia, Civic Center Ser 2000 (Ambac) ...............................    5.75         09/01/26     1,333,175
    2,000     Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ....................    5.25         12/01/32     1,994,160
  -------                                                                                                        ----------
    3,250                                                                                                         3,327,335
  -------                                                                                                        ----------

              Transportation Facilities Revenue (28.4%)
    2,000     Chicago, Illinois, O'Hare Int'l Airport Passenger Ser A (AMT) (Ambac)     5.375        01/01/32     1,949,200
    3,000     Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ......    5.50         01/01/15     3,244,860
    2,000     Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
                Sub Lien Ser 1991 B (AMT) (MBIA) ...................................    6.75         12/01/21     2,047,360
    3,000     Nevada Department of Business & Industry, Las Vegas Monorail,
                1st Tier Ser 2000 (Ambac) ..........................................    5.375        01/01/40     2,973,420
    2,500     New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) ...................   11.94++       11/01/17     3,130,050
    2,000     New Jersey Transportation Trust Authority, 1998 Ser A (FSA) ..........    4.50         06/15/19     1,890,140
    1,000     Port Authority of New York & New Jersey, Cons 121 Ser (MBIA) # .......    5.125        10/15/30       993,310



                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
PORTFOLIO OF INVESTMENTS [ ] APRIL 30, 2002 (UNAUDITED) continued


 PRINCIPAL
 AMOUNT IN                                                                                COUPON       MATURITY
 THOUSANDS                                                                                 RATE          DATE           VALUE
-----------                                                                             ------------ ------------- --------------
 $   2,000  Southeastern Pennsylvania Transportation Authority, Ser A 1999
              (FGIC) ..................................................................    5.25 %       03/01/18   $ 2,048,140
     2,000  Dallas-Forth Worth International Airport, Texas, Refg & Impr
 ---------    Ser 2001 A (AMT) (FGIC) .................................................    5.50         11/01/31     1,979,840
                                                                                                                   -----------
    19,500                                                                                                          20,256,320
 ---------                                                                                                         -----------

            Water & Sewer Revenue (33.0%)
     2,250  Broward County, Florida, Utility Ser 1991 (FGIC) ..........................    6.00         10/01/20     2,279,880
     2,000  Miami Beach, Florida, Water & Sewer Ser 2000 (Ambac) ......................    5.75         09/01/25     2,121,360
     2,000  Augusta, Georgia, Water & Sewerage Ser 2000 (FSA) .........................    5.25         10/01/22     2,022,120
     2,000  Henry County Water & Sewer Authority, Georgia, Ser 2000 (FGIC) ............    5.625        02/01/30     2,078,160
     1,000  Honolulu City & County, Hawaii, Wastewater Jr Ser 1998 (FGIC) .............    5.25         07/01/17     1,023,260
       500  Detroit, Michigan, Water Supply Ser 2001 A (FGIC) .........................    5.75         07/01/28       527,545
     2,000  St Louis, Missouri, Water Refg Ser 1998 (Ambac) ...........................    4.75         07/01/14     2,028,280
     1,000  Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999
              (Ambac) .................................................................    5.25         05/15/17     1,023,000
     1,500  New York City Municipal Water Finance Authority, New York,
            1999 Ser B (FSA) ..........................................................    5.00         06/15/29     1,448,100
     2,000  Allegheny County Sanitary Authority, Pennsylvania, Sewer Ser 2000
              (MBIA) ..................................................................    5.50         12/01/24     2,064,720
     3,000  Charleston, South Carolina, Waterworks & Sewer Refg & Cap Impr
            Ser 1998 (Secondary FGIC) .................................................    4.50         01/01/24     2,692,740
     4,000  Norfolk, Virginia, Water Ser 1995 (MBIA) ..................................    5.875        11/01/20     4,277,160
 ---------                                                                                                         -----------
    23,250                                                                                                          23,586,325
 ---------                                                                                                         -----------

            Refunded (9.5%)
     1,750  Detroit, Michigan, Water Supply Ser 1999 A (FGIC) .........................    5.75         01/01/10+    1,960,892
     1,425  Port of Portland, Oregon, Portland Int'l Airport Ser Seven B (AMT)
            (MBIA) ....................................................................    7.10         07/01/12+    1,714,019
     3,000  Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM) ..........    5.50         10/01/32     3,116,700
 ---------                                                                                                         -----------
     6,175                                                                                                           6,791,611
 ---------                                                                                                         -----------
    97,410  Total Tax-Exempt Municipal Bonds (Cost $91,559,275) ................................................    97,174,448
 ---------                                                                                                         -----------

            Short-Term Tax-Exempt Municipal Obligations (3.8%)
     1,100  Missouri Health & Educational Facilities Authority, Washington
            University Ser 2000 B (Demand 05/01/02) ...................................    1.70*        03/01/40     1,100,000
     1,595  Harris County Health Facilities Development Corporation, Texas,
 ---------  St Luke's Episcopal Hospital Ser 1997 A (Demand 05/01/02) .................    1.70*        02/15/31     1,595,000
                                                                                                                   -----------
     2,695  Total Short-Term Tax-Exempt Municipal Obligations (Cost $2,695,000) ................................     2,695,000
 ---------                                                                                                         -----------



                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
PORTFOLIO OF INVESTMENTS [ ] APRIL 30, 2002 (UNAUDITED) continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                VALUE
-----------                                                                         ----------------
$ 100,105     Total Investments (Cost $94,254,275) (a) .............. 139.9 %       $99,869,448
=========
              Other Assets in Excess of Liabilities .................     2.1         1,522,659

              Preferred Shares of Beneficial Interest ...............  (42.0)       (30,000,000)
                                                                       -----         -----------
              Net Assets Applicable to Common Shareholders ..........  100.0 %       $71,392,107
                                                                       =====         ===========

------------
Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.


AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrowed to maturity.
+      Prerefunded to call date shown.
++ Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term security fluctuates.
#      Joint exemption in New York and New Jersey.
*      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,622,782 and the aggregate gross unrealized depreciation is $7,609, resulting in net unrealized appreciation of $5,615,173.


Bond Insurance:

Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.





                        Geographic Summary of Investments
     Based on Market Value as a Percent of Net Assets Applicable to Common
                                  Shareholders



Alaska ...........     3.7%  Indiana ................     5.1%
Arizona ..........     3.0   Kansas .................     4.8
Colorado .........     4.4   Michigan ...............     6.3
Florida ..........    12.9   Missouri ...............     7.3
Georgia ..........     7.6   Nevada .................     4.2
Hawaii ...........     4.3   New Hampshire ..........     7.1
Illinois .........    11.3   New Jersey .............     5.5


 New Mexico ..............     1.4%  South Carolina .............       9.4%
 New York ................    12.4   Texas ......................       5.0
 North Carolina ..........     1.4   Virginia ...................       8.8
 Ohio ....................     2.8   Joint Exemptions* ..........      (1.4)
 Oregon ..................     2.4                                    -----
 Pennsylvania ............     5.8
 Puerto Rico .............     4.4   Total ......................     139.9%
                                                                      =====

------------
*    Joint exemptions have been included in each geographic location.



                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $94,254,275) ........................   $ 99,869,448
Cash ........................................         89,797
Interest receivable .........................      1,618,621
Prepaid expenses ............................         31,176
                                                ------------
   Total Assets .............................    101,609,042
                                                ------------
Liabilities:
Payable for:
     Dividends to preferred shareholders.....        70,002
     Investment management fee ..............        37,697
     Common shares of beneficial interest
        repurchased .........................        12,870
Accrued expenses ............................        96,366
                                                ------------
   Total Liabilities ........................       216,935
                                                ------------
Preferred shares of beneficial interest
  (1,000,000 shares authorized of
  non-participating $.01 par value, 600
  shares outstanding) .......................     30,000,000
                                                ------------
   Net Assets Applicable to Common
     Shareholders ...........................   $ 71,392,107
                                                ============
Composition of Net Assets Applicable to
Common Shareholders:
Common shares of beneficial interest
  (unlimited shares authorized of $.01
  par value, 4,674,920 shares
  outstanding) ..............................   $ 64,812,206
Net unrealized appreciation .................      5,615,173
Accumulated undistributed net investment
  income ....................................        737,073
Accumulated undistributed net realized
  gain ......................................        227,655
                                                ------------
   Net Assets Applicable to Common
     Shareholders ...........................   $ 71,392,107
                                                ============
Net Asset Value Per Common Share,
($71,392,107 divided by 4,674,920
common shares outstanding) ..................   $     15.27
                                                ===========

Statement of Operations
For the six months ended April 30, 2002 (unaudited)

Net Investment Income:
Interest Income ...............................   $2,761,319
                                                  ----------
Expenses
Investment management fee .....................      177,212
Auction commission fees .......................       55,788
Professional fees .............................       31,443
Shareholder reports and notices ...............       12,175
Transfer agent fees and expenses ..............       12,029
Custodian fees ................................       11,814
Trustees' fees and expenses ...................       11,629
Registration fees .............................        8,011
Auction agent fees ............................        3,961
Other .........................................       11,531
                                                  ----------
   Total Expenses .............................      335,593
Less: expense offset ..........................      (11,808)
                                                  ----------
   Net Expenses ...............................      323,785
                                                  ----------
   Net Investment Income ......................    2,437,534
                                                  ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain .............................      227,658
Net change in unrealized appreciation .........   (1,771,370)
                                                  ----------
   Net Loss ...................................   (1,543,712)
                                                  ----------
Dividends to preferred shareholders from
  net investment income .......................     (480,276)
                                                  ----------
Net Increase ..................................   $  413,546
                                                  ==========

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                              FOR THE SIX      FOR THE YEAR
                                                                             MONTHS ENDED         ENDED
                                                                            APRIL 30, 2002   OCTOBER 31, 2001
                                                                           ---------------- -----------------
                                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................   $  2,437,534     $  5,141,592
Net realized gain ........................................................        227,658          723,663
Net change in unrealized appreciation ....................................     (1,771,370)       4,460,296
Dividends to preferred shareholders from net investment income ...........       (480,276)      (1,214,910)
                                                                             ------------     ------------
  Net Increase ...........................................................        413,546        9,110,641
                                                                             ------------     ------------
Dividends and Distributions to Common Shareholders from:
Net investment income ....................................................     (1,910,156)      (3,757,104)
Net realized gain ........................................................       (654,365)               -
                                                                             ------------     ------------
  Total Dividends and Distributions ......................................     (2,564,521)      (3,757,104)
                                                                             ------------     ------------
Decrease from transactions in common shares of beneficial interest .......     (1,055,726)      (1,843,603)
                                                                             ------------     ------------
  Net Increase (Decrease) ................................................     (3,206,701)       3,509,934

Net Assets Applicable to Common Shareholders:
Beginning of period ......................................................     74,598,808       71,088,874
                                                                             ------------     ------------
End of Period
(Including accumulated undistributed net investment income of $737,073 and
$609,754, respectively)...................................................   $ 71,392,107     $ 74,598,808
                                                                             ============     ============



                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Insured Municipal Bond Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly total net assets.


3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 aggregated $4,919,220 and $5,489,659, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $2,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,730. At April 30, 2002, the Trust had an accrued pension liability of $53,089 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Morgan Stanley Insured Municipal Bond Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

Dividends, which are cumulative, are reset through auction procedures.




                AMOUNT IN                      RESET          RANGE OF
  SHARES*       THOUSANDS*        RATE*        DATE       DIVIDEND RATES**
-----------    ------------    ----------   ----------   -----------------
    600          $ 30,000         2.80%      07/05/02           2.80%

------------
*   As of April 30, 2002.
**  For the six months ended April 30, 2002.


Subsequent to April 30, 2002 and up through June 7, 2002 the Trust paid dividends at a rate of 2.80% in the aggregate amount of $140,004.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:



                                                                                                              CAPITAL
                                                                                                              PAID IN
                                                                                                             EXCESS OF
                                                                                SHARES       PAR VALUE       PAR VALUE
                                                                            -------------   -----------   --------------
Balance, October 31, 2000 ...............................................     4,883,920      $ 48,840      $ 67,662,695
Treasury shares purchased and retired (weighted average discount 9.67%)*       (133,900)       (1,339)       (1,842,264)
                                                                              ---------      --------      ------------
Balance, October 31, 2001 ...............................................     4,750,020        47,501        65,820,431
Treasury shares purchased and retired (weighted average discount 7.85%)*        (75,100)         (751)       (1,054,975)
                                                                              ---------      --------      ------------
Balance, April 30, 2002 .................................................     4,674,920      $ 46,750      $ 64,765,456
                                                                              =========      ========      ============

------------
* The Trustees have voted to retire the shares purchased.

Morgan Stanley Insured Municipal Bond Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

6. Dividends to Common Shareholders

On March 26, 2002, the Trust declared the following dividends from net investment income:




    AMOUNT                         RECORD                  PAYABLE
   PER SHARE                        DATE                     DATE
--------------                 --------------          --------------
$  0.0675                        May 3, 2002            May 17, 2002
$  0.0675                       June 7, 2002           June 21, 2002

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2002, the Trust held positions in residual interest bonds having a total value of $3,130,050, which represents 4.4% of the Trust's net assets applicable to common shareholders.


9. Change in Accounting Policy
Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $80,217 increase in the cost of securities and a corresponding increase to undistributed net investment income based on securities held as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $21,044; decrease unrealized appreciation by $21,042 and decrease net realized gains by $2. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

10. Change in Financial Statement Classification for Preferred Shares
In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current reporting period, the Trust has reclassified its Preferred Shares out of the composition of net assets section on the Statement of Assets and Liabilities. In addition, dividends to preferred shareholders are now classified as a component of operations on the Statement of Operations, the Statement of Changes in Net Assets and the Financial Highlights. Additionally, the categories of investments on the Portfolio of Investments are shown as a percentage of net assets applicable to common shareholders. Prior year amounts have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shareholders of the Trust.

Morgan Stanley Insured Municipal Bond Trust
FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:




                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                      APRIL 30, 2002
                                                  ----------------------
                                                       (unaudited)
Selected Per Share Data:
Net asset value, beginning of period ............     $     15.70
                                                      -----------
Income (loss) from investment operations:
 Net investment income* .........................            0.51
 Net realized and unrealized gain (loss) ........           (0.31)
 Common share equivalent of dividends
  paid to preferred shareholders* ...............           (0.10)
                                                      -----------
Total income (loss) from investment
 operations .....................................            0.10
                                                      -----------
Less dividends and distributions from:
Net investment income ...........................           (0.41)
Net realized gain ...............................           (0.14)
                                                      -----------
Total dividends and distributions ...............           (0.55)
                                                      -----------
Anti-dilutive effect of acquiring treasury
 shares* ........................................            0.02
                                                      -----------
Net asset value, end of period ..................     $     15.27
                                                      ===========
Market value, end of period .....................     $     14.20
                                                      ===========
Total Return+ ...................................            3.30%(1)
Ratios to Average Net Assets of Common
 Shareholders:
Total expenses (before expense offset) ..........            0.94%(2)(5)
Net investment income before preferred
 stock dividends ................................            6.82%(2)(6)
Preferred stock dividends .......................            1.34%(2)
Net investment income available to
 common shareholders ............................            5.48%(2)(6)
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands ......................................     $    71,392
Asset coverage on preferred shares at end
 of period ......................................             337%
Portfolio turnover rate .........................               5%(1)



                                                                     FOR THE YEAR ENDED OCTOBER 31
                                                  -------------------------------------------------------------------
                                                     2001               2000             1999             1998
                                                  ------------- ------------------- ------------- -------------------
Selected Per Share Data:
Net asset value, beginning of period ............ $ 14.56          $    14.09        $ 15.64           $ 15.53
                                                  -------          ----------        -------           -------
Income (loss) from investment operations:
 Net investment income* .........................   1.07                 1.09          1.11              1.20
 Net realized and unrealized gain (loss) ........   1.06                 0.43         (1.53)             0.11
 Common share equivalent of dividends
  paid to preferred shareholders* ...............  (0.25)               (0.25)        (0.22)            (0.21)
                                                  -------          -----------       -------           -------
Total income (loss) from investment
 operations .....................................   1.88                 1.27         (0.64)             1.10
                                                  -------          -----------       -------           -------
Less dividends and distributions from:
Net investment income ...........................   (0.78)               (0.86)       (0.92)           ( 0.99)
Net realized gain ...............................       -                    -            -                 -
                                                  -------          -----------       -------           -------
Total dividends and distributions ...............   (0.78)               (0.86)       (0.92)           ( 0.99)
                                                  -------          -----------       -------           -------
Anti-dilutive effect of acquiring treasury
 shares* ........................................    0.04                 0.06          0.01                 -
                                                  -------          -----------       -------           -------
Net asset value, end of period .................. $ 15.70          $    14.56        $ 14.09           $ 15.64
                                                  =======          ===========       =======           =======
Market value, end of period ..................... $ 14.29          $    13.125       $ 12.50           $ 16.125
                                                  =======          ===========       =======           ========
Total Return+ ...................................   15.19%              12.12%        (17.60)%             7.03%
Ratios to Average Net Assets of Common
 Shareholders:
Total expenses (before expense offset) ..........    0.93%(5)            0.95%(4)       0.91%(3)           0.87%(3)
Net investment income before preferred
 stock dividends ................................    7.00%               7.67%          7.36%              7.65%
Preferred stock dividends .......................    1.65%               1.75%          1.44%              1.37%
Net investment income available to
 common shareholders ............................    5.35%               5.92%          5.92%              6.28%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands ...................................... $74,599          $    71,089      $71,786             $80,341
Asset coverage on preferred shares at end
 of period ......................................     348%                 336%         338%                367%
Portfolio turnover rate .........................      16%                  26%          29%                  6%



                                                    FOR THE YEAR
                                                   ENDED OCTOBER 31
                                                  -----------------
                                                        1997
                                                  ----------------
Selected Per Share Data:
Net asset value, beginning of period ............    $   15.35
                                                     ---------
Income (loss) from investment operations:
 Net investment income* .........................         1.20
 Net realized and unrealized gain (loss) ........         0.16
 Common share equivalent of dividends
  paid to preferred shareholders* ...............        (0.22)
                                                     ---------
Total income (loss) from investment
 operations .....................................         1.14
                                                     ---------
Less dividends and distributions from:
Net investment income ...........................        (0.96)
Net realized gain ...............................            -
                                                     ---------
Total dividends and distributions ...............        (0.96)
                                                     ---------
Anti-dilutive effect of acquiring treasury
 shares* ........................................            -
                                                     ---------
Net asset value, end of period ..................    $   15.53
                                                     =========
Market value, end of period .....................    $   16.00
                                                     =========
Total Return+ ...................................        20.62%
Ratios to Average Net Assets of Common
 Shareholders:
Total expenses (before expense offset) ..........         0.89%(3)
Net investment income before preferred
 stock dividends ................................         7.80%
Preferred stock dividends .......................         1.43%
Net investment income available to
 common shareholders ............................         6.37%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands ......................................    $  79,806
Asset coverage on preferred shares at end
 of period ......................................          365%
Portfolio turnover rate .........................            2%



                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
FINANCIAL HIGHLIGHTS (UNAUDITED) continued

------------
* The per share amounts were computed using an average number of common shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.
(4)  Does not reflect the effect of expense offset of 0.02%.
(5)  Does not reflect the effect of expense offset of 0.03%.
(6) Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets by 0.06%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.



                        See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri

Vice President

Robert W. Wimmel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 1002

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

                                     37931

MORGAN STANLEY LOGO

[Graphic Omitted]

MORGAN STANLEY
INSURED MUNICIPAL
BOND TRUST

SEMIANNUAL REPORT
APRIL 30, 2001